SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2000

TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORPORATION

(under a Pooling & Servicing Agreement

dated as of December 1, 2000, which Trust is

the issuer of Commercial Mortgage Pass-Through

Certificates, Series 1999-CM1)

(Exact name of Registrant as specified in its Charter)

New York	333-60749-03	52-2207106
(State or Other Jurisdiction Formation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Wells Fargo Bank Minnesota, N.A., Trustee,

Corporate Trust Department

11000 Broken Land Parkway

Columbia, MD 21044

Attention: Asset-Backed Securities Trust Services (Zip Code)

PNCMAC Series 1999-CM1

(Address of principal executive office)

Registrant's telephone number, including area code: (212) 515-5254

The Exhibit Index is on page 2.

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ITEM 5. OTHER EVENTS

Attached hereto is a copy of the November 10, 2000, Monthly Remittance

Statement provided to the Certificateholders by the Trustee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Monthly Remittance Statement to the Certificateholders dated as of

November 10, 2000.

Loan data files as of the November 2000 Determination Date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. MIDLAND LOAN SERVICES, INC.,

not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing

Agreement dated as of December 1, 1999

By: Midland Loan Services, Inc.,

/s/ Lawrence D. Ashley

By: Lawrence D. Ashley

Title: Senior Vice President

Date: November 10, 2000

EXHIBIT INDEX

Document

Monthly Remittance Statement to the dated as of November 10, 2000	Exhibit 19
Loan data file as of the November 2000 Determination Date	Exhibit 20

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